CONDITIONAL GUARANTEE
                            ---------------------

          THIS GUARANTEE, dated as of October 22, 1998 is made by WELLSFORD CAPITAL, a Maryland real estate investment trust, having an address c/o Wellsford Real Properties, Inc., 610 Fifth Avenue, New York, New York 10020 (the "Guarantor") in favor of LEHMAN BROTHERS HOLDINGS INC. doing business as Lehman Capital, a division of Lehman Brothers Holdings Inc., a Delaware corporation having an address at 3 World Financial Center, 12th Floor, New York New York 10285-1200 ("Lender").

          Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in (i) that certain Leasehold Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing for Commercial Purposes dated of even date herewith, given by Wellsford Capital Properties, L.L.C., a Delaware limited liability company (the "Borrower"), as mortgagor, to Fidelity National Title Insurance Company, as trustee, for the use and benefit of Lender, as beneficiary, covering the Santa Monica Property (as defined herein) (as the same may hereafter be amended, modified or supplemented from time to time, the "Santa Monica Security Instrument"), and
(ii) that certain Mortgage and Security Agreement dated of even date herewith between Borrower, as mortgagor, and Lender, as mortgagee, covering the Canton Property (as defined herein) (as the same may hereafter be amended, modified or supplemented from time to time, the "Canton Security Instrument"), (iii) that certain Mortgage and Security Agreement dated of even date herewith between Borrower, as mortgagor, and Lender, as mortgagee, covering the Philadelphia Property (as defined herein) (as the same may hereafter be amended, modified or supplemented from time to time, the "Philadelphia Security Instrument"), (iv) that certain Mortgage and Security Agreement dated of even date herewith between Borrower, as mortgagor, and Lender, as mortgagee, covering the West Chester Property (as defined herein) (as the same may hereafter be amended, modified or supplemented from time to time, the "West Chester Security Instrument"), (v) that certain Mortgage and Security Agreement dated of even date herewith between Borrower, as mortgagor, and Lender, as mortgagee, covering the Salem Property (as defined herein) (as the same may hereafter be amended, modified or supplemented from time to time, the "Salem Security Instrument"), (vi) that certain Mortgage and Security Agreement dated of even date herewith between Borrower, as mortgagor, and Lender, as mortgagee, covering the Piscataway Property (as defined herein) (as the same may hereafter be amended, modified or supplemented from time to time, the "Piscataway Security Instrument"), and
(vii) that certain Mortgage and Security Agreement dated of even date herewith between Borrower, as mortgagor, and Lender, as mortgagee, covering the Cherry Hill Property (as defined herein) (as the same may hereafter be amended, modified or supplemented from time to time, the "Cherry Hill Security Instrument"), (the Santa Monica Security Instrument, the Canton Security Instrument, the Philadelphia Security Instrument, the West Chester Security Instrument, the Salem Security Instrument, the Piscataway Security Instrument and the Cherry Hill Security Instrument are sometimes collectively referred to herein as the "Security Instruments").


                            W I T N E S S E T H:
                            - - - - - - - - - -

          WHEREAS, Borrower is the owner of (A) a leasehold interest in and to those certain premises known as 900 Colorado Avenue and 1651 16th Street located in Santa Monica, California, as more particularly described in the Santa Monica Security Instrument (the "Santa Monica Property"), and (B) fee simple title to those certain premises known as (i) 250 Turnpike Street located in Canton, Massachusetts, as more particularly described in the Canton Security Instrument (the "Canton Property"), (ii) 421 Chestnut Street located in Philadelphia, Pennsylvania, as more particularly described in the Philadelphia Security Instrument (the "Philadelphia Property"), (iii) Bradford Plaza located in West Chester, Pennsylvania, as more particularly described in the West Chester Security Instrument (the "West Chester Property"), (iv) 19-21 Keewaydin Drive located in Salem, New Hampshire, as more particularly described in the Salem Security Instrument (the "Salem Property"), (v) 501 Hoes Lane located in Piscataway, New Jersey, as more particularly described in the Piscataway Security Instrument (the "Piscataway Property"), and (vi) 2 Executive Campus located in Cherry Hill, New Jersey, as more particularly described in the Cherry Hill Security Instrument (the "Cherry Hill Property") (the Santa Monica Property, the Canton Property, the Philadelphia Property, the West Chester Property, the Salem Property, the Piscataway Property and the Cherry Hill Property are sometimes collectively referred to herein as the "Property");

          WHEREAS, Borrower has requested a mortgage loan (the "Loan") from Lender in the original principal amount of $28,000,000.00 and Lender has agreed to make such Loan upon the terms and conditions of, among other documents, a Secured Promissory Note dated the date hereof (the "Note"), the Security Instruments and this Guarantee (the Note, the Security Instruments and any other documents executed in connection herewith are sometimes collectively referred to herein as the "Loan Documents");

          WHEREAS, simultaneously herewith, the Loan Documents have been executed and delivered to Lender;

          WHEREAS, Lender has required, as a condition of making the Loan, the execution of this Guarantee by the Guarantor;

          WHEREAS, Guarantor is the owner of 100% of the membership interests in -Borrower, and accordingly, will derive a substantial benefit from the Loan;

          WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Security Instruments.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees with Lender as follows:

          1. Guarantee. The Guarantor hereby unconditionally and irrevocably guarantees to Lender the full and punctual payment and performance when due of all of Borrower's obligations under the Loan Documents, whether at maturity or earlier by reason of acceleration or otherwise and whether denominated as damages, principal, interest, fees or otherwise, together with all pre-and post- maturity interest thereon (including, without limitation, amounts that, but for the initiation of any proceeding under any insolvency or bankruptcy law, would become due), if any of the occurrences set forth in subparagraphs (a) through (k) herein occur. The occurrences set forth in such subparagraphs (a) through (k) are hereinafter collectively referred to as the "Recourse Events." Notwithstanding the foregoing, the Guaranteed Obligations (as defined below) with respect to the Recourse Events set forth in subparagraphs (a) through
(g) herein shall be limited to the amount of all Losses, as defined by the Security Instruments, incurred by Lender due to such occurrences. In the event the Guaranteed Obligations are in excess of the Losses incurred by Lender, such excess shall be applied by Lender to reduce principal and interest under the Loan, such application to be made in the sole discretion of Lender. Guarantor's obligations under this Guaranty (the "Guaranteed Obligations") shall arise in the event one or more of the following events or conditions occurs:

               (a) fraud or material misrepresentation by Borrower or any other person or entity in connection with the execution and the delivery of the Loan Documents;

               (b) Borrower's gross negligence or willful misconduct with respect to the management and operation of the Property and/or Borrower's financial affairs;

               (c) Borrower's removal or disposal of any Personal Property after an Event of Default;

               (d) Borrower's failure to pay Taxes, Insurance Premiums, Other Charges (except to the extent that sums sufficient to pay such amounts have been deposited with Lender pursuant to the terms of the Security Instruments and/or the Lockbox Agreement), charges for labor or materials or other charges that can create liens on the Property;

               (e) Borrower or Guarantor or any party acting at the behest of Borrower or Guarantor challenges the validity or enforceability of this Guarantee, the Note, the Security Instruments or the other Loan Documents and/or Borrower or Guarantor or any party acting at the behest of Borrower or Guarantor asserts defenses (other than (1) the defense of payment in full of the Obligations, provided that no other Event of Default has occurred and is continuing, or (2) a defense made in good faith as to the improper exercise of Lender's remedies under the Note, the Security Instruments or the other Loan Documents, provided that no Event of Default has occurred and is continuing at the time of Lender's exercise of such remedies) to the validity or enforceability of this Guarantee, the Note, the Security Instruments or the other Loan Documents, in each case solely for the purpose of delaying, hindering or impairing Lender's rights and remedies under this Guarantee, the Note, the Security Instruments or the other Loan Documents.

               (f) Borrower or any party acting at Borrower's behest misapplies or misappropriates Rents, tenant security deposits, insurance proceeds or condemnation awards;

               (g)  Borrower's failure to comply with the provisions of
Section 3.3, 3.9, 4.2. 4.3. 12.1, 12.2, 13.1, 13.2, 13.3, 13.4 or 13.5 of the
Security Instruments;

               (h) Borrower defaults under Section 8.2 or 8.3 of the Security Instruments;

               (i) a voluntary bankruptcy or insolvency proceeding is filed or instituted by Borrower or Guarantor, or an involuntary bankruptcy or insolvency proceeding is filed or instituted against Borrower or Guarantor which is not dismissed within ninety (90) days of the filing thereof (unless such involuntary proceeding is brought by Lender); or

               (j) any financial information concerning Borrower or the Guarantor provided in this Guarantee, the Note, the Security Instruments or the other Loan Documents or otherwise in order to induce Lender to make the loan evidenced by the Note is fraudulent in any respect, contains any fraudulent information or misrepresents in any material respect the financial condition of Borrower or any Guarantor or Indemnitor;

          The Guarantor also agrees to pay any and all costs and expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by Lender in connection with the enforcement of this Guarantee. The foregoing shall not in any manner impair or release the debt evidenced by the Note or the other Loan Documents or otherwise impair or derogate from the Lender's ability to enforce its rights under the Loan Documents.

          2. Guarantee Absolute. The Guarantor guarantees that, to the extent of the Guaranteed Obligations, the Debt will be paid strictly in accordance with the terms of the Security Instruments regardless of any requirement of law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Lender with respect thereto. The liability of the Guarantor hereunder shall be absolute and unconditional irrespective of:

               (a) any lack of validity or enforceability of the Note, the Security Instruments, the other Loan Documents or any other agreement between Lender and the Borrower relating thereto;

               (b) any change in the time, manner, place of payment of the indebtedness under, or in any other term of, or any other amendment or waiver of, or any consent to, departure from, any agreement between the Borrower and Lender, including, without limitation, the Note, the Security Instruments or the other Loan Documents;

               (c) the insolvency of, or voluntary or involuntary bankruptcy, assignment for the benefit of creditors, reorganization or other similar proceedings affecting, the Borrower or any of its assets; or

               (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower in respect of the Debt or of the Guarantor in respect of this Guarantee.

          No payment made by the Guarantor, any other guarantor or any other Person, or received or collected by the Lender from the Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or set off or application at any time in reduction of or in payment of the Debt shall be deemed to modify, release or otherwise affect the liability of Guarantor under this Guarantee. Notwithstanding any such payments received or collected by the Lender in connection with the Debt, Guarantor shall remain liable for the balance of the Guaranteed Obligations until the Debt is paid in full. This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Debt or any portion thereof is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

          Lender shall not be required to inquire into the powers of the Borrower or any of its partners, managers or other agents acting or purporting to act on its behalf, and monies, advances, renewals or credits described in Section 1 hereof in fact borrowed or obtained from Lender in professed exercise of such powers shall be deemed to form part of the debts and liabilities hereby guaranteed, notwithstanding that such borrowing or obtaining of monies, advances, renewals, or credits shall be in excess of the powers of the Borrower, or of its partners, managers or other agents aforesaid, or be in any way irregular, defective or informal.

          3.   Dealing with the Borrower and Others.

               (a) The Guaranteed Obligations shall not be released, discharged, limited or in any way affected by anything done, suffered or permitted by Lender in connection with any monies or credit advanced by Lender to the Borrower or any security therefor, including any loss of or in respect of any security received by Lender from the Borrower or others. It is agreed that Lender, without releasing, discharging, limiting or otherwise affecting in whole or in part the Guaranteed Obligations and liabilities hereunder, may, without limiting the generality of the foregoing:

                     (i) grant time, renewals, extensions, indulgences, releases and discharges to the Borrower and any other Person guaranteeing payment of or otherwise liable with respect to the Debt (each such Person, an "Obligor");

                    (ii) take or abstain from taking security or collateral from the Borrower or any Obligor or from perfecting security or collateral of the Borrower or any Obligor;

                   (iii) accept compromises from the Borrower or any Obligor;

                    (iv) apply all monies at any time received from the Borrower or any Obligor upon such part of the Obligations as Lender may see fit; or

                     (v) otherwise deal with the Borrower or any Obligor as Lender may see fit.

               (b) Lender shall not be bound or obliged to exhaust recourse against the Borrower or any other Obligor or any security, guarantee, indemnity, mortgage or collateral it may hold or take any other action (other than make demand pursuant to Section 7 of this Guarantee) before being entitled to payment from the Guarantor hereunder; and

               (c) Any account settled by or between Lender and the Borrower shall be accepted by the Guarantor as conclusive evidence that the balance or amount thereby appearing due to Lender is so due.

          4. Subrogation. The Guarantor shall not exercise any right of subrogation with respect to payments made to Lender hereunder until such time as all indebtedness of the Borrower to Lender shall have been irrevocably paid in full in cash. In the case of the liquidation, winding-up or bankruptcy of the Borrower (whether voluntary or involuntary) or in the event that the Borrower shall make an arrangement or composition with its creditors, Lender shall have the right to rank first for its full claim and to receive all payments in respect thereof until its claim has been paid in full and the Guarantor shall continue to be liable to Lender for any balance of the Guaranteed Obligations. The Guarantor, to the extent permitted by law, irrevocably releases and waives any subrogation rights or right of contribution or indemnity (whether arising by operation of law, contract or otherwise) Guarantor may have against the Borrower or any Person constituting the Borrower if and to the extent any such right or rights would give rise to a claim under the U.S. Bankruptcy Code that payments to Lender with respect to the Obligations constitute a preference in favor of Guarantor or a claim under the Bankruptcy Code that any such preference is recoverable from Lender.

          5. Representations and Warranties. The Guarantor hereby represents and warrants to Lender that:

               (a) the Guarantor is not insolvent (as such term is defined in the debtor/creditor laws of the State of New York), and Guarantor now has, and covenants and agrees that at all times until the Debt is paid in full it shall maintain, a net worth of at least $50,000,000.00; and

               (b) the execution, delivery and performance of this Guarantee will not (i) make Guarantor insolvent (as such term is defined in the debtor/creditor laws of the State of New York), or (ii) violate any provision of any requirement of law or contractual obligation of Guarantor and will not result in or require the creation or imposition of any lien on any of the properties or revenues of Guarantor pursuant to any requirement of law or contractual obligation of Guarantor.

               (c) the Guarantor has all requisite power and authority to execute, deliver and perform its obligations under this Guarantee.

               (d) the execution, delivery of this Guarantee and the performance by the Guarantor of its obligations hereunder does not and will not contravene, violate or conflict with any requirement of law, and does not and will not contravene, violate or conflict with, or result in a breach of or default under, the operating agreement of Borrower, or any contractual obligation to which Guarantor or its assets is or are subject, and does not require or result in the creation or imposition of any lien in favor of any Person other than Lender.

               (e) the execution and delivery hereof and the performance by the Guarantor of its obligations hereunder does not and will not contravene, violate or conflict with, or result in a breach of or default under, any indenture, mortgage, deed of trust, ground lease, contract, assignment, agreement or other instrument to which the Borrower or the assets of the Borrower are subject.

               (f) no consent of any other party (including, without limitation, any partner, or any creditor of the Guarantor or Borrower) is required that has not been obtained by the Guarantor.

               (g) this Guarantee has been duly executed and delivered by Guarantor and is the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, moratorium, insolvency, reorganization or similar laws affecting creditors' rights generally.

          6.   Intentionally Omitted.

          7. Demand for Payment: The Guarantor shall make payment of the Guaranteed Obligations and other amounts payable by the Guarantor hereunder forthwith after demand therefor is made by Lender to the Guarantor in writing. Lender shall not be required to seek payment of the Debt from Borrower or any other Person, prior to demanding payment of the Guaranteed Obligations from the Guarantor.

          8. Waiver of Notice of Acceptance. The Guarantor hereby waives notice of acceptance of this Guarantee.

          9. Additional Guaranties. This Guarantee is in addition and without prejudice to any guaranties of any kind (including, without limitation, guaranties whether or not in the same form as this instrument) or any indemnification agreements now or hereafter held by Lender. Lender shall not be obligated to proceed under any other guaranty or security with respect to all or any portion of the Debt before being entitled to payment from Guarantor under this Guarantee.

          10. GOVERNING LAW. THIS INSTRUMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. THIS CHOICE OF LAW IS MADE PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401.

          11. Addresses of Notices. All notices, demands, and other communications provided for hereunder shall be in writing and shall be personally delivered, sent by overnight delivery, or mailed (certified mail, return receipt requested and postage prepaid), to and addressed as follows: if to the Guarantor, delivered to it at its address set forth above, with a copy to Robinson Silverman Pearce Aronsohn & Berman LLP, 1290 Avenue of the Americas, New York, New York 10104 Attention: Dennis M. Sughrue, Esq., and if to Lender, delivered to it at Three World Financial Center, 12th Floor, New York, New York 10285-1200, Attention: Charles W. Schoenherr, with a copy to Kelley Drye & Warren LLP, 101 Park Avenue, New York New York 10178,
Attention: James J. Kirk, Esq., or as to each party at such other address or addresses within the continental United States of America as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 11.

          12. No Waiver. Remedies. No failure on the part of Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Any amendments to, revisions of, or waivers of any provisions of this Guarantee must be in writing to be effective.

          13. Benefit and Binding Nature. This Guarantee is a continuing guaranty of payment and shall (a) remain in full force and effect until irrevocable payment in full of the Guaranteed Obligations and all other amounts payable hereunder in cash, (b) be binding upon the Guarantor, its personal representatives, executors, administrators, heirs, distributees and successors and assigns, and (c) inure to the benefit of and be enforceable by Lender and its respective successors and assigns.

          14. WAIVER OF TRIAL BY JURY. THE GUARANTOR AND LENDER WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM, OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, WITH RESPECT TO, IN CONNECTION WITH OR ARISING OUT OF OR IN ANY WAY RELATED TO THIS GUARANTEE OR THE SECURITY INSTRUMENTS OR THE NOTE OR ANY OTHER DOCUMENT DELIVERED IN CONNECTION HEREWITH OR THEREWITH.

          15. Jurisdiction. The Guarantor hereby irrevocably submits to the jurisdiction of any New York State or Federal court sitting in the County of New York in any action or proceeding arising out of or relating to this Guarantee, the Note, the Security Instruments or any other document delivered in connection herewith or therewith and the Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court, or to the extent permitted by law, in such Federal court. The Guarantor hereby irrevocably waives, to the fullest extent he may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. To the extent permitted by law, the Guarantor also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies (certified mail, return receipt requested and postage prepaid) of such process to it at its address specified in Section 11 hereof. The Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

          IN WITNESS WHEREOF, the Guarantor has executed this Guarantee as of the date and year set forth above.


                              GUARANTOR:

                              WELLSFORD CAPITAL, a Maryland real estate investment trust

                              By:  /s/  Gregory F. Hughes
                                   ----------------------
                                   Name:  Gregory F. Hughes
                                   Title: Vice President and
                                             Assistant Treasurer
COUNTY OF NEW YORK  )
                    :.ss

COUNTY OF NEW YORK  )

          On the 21 day of October, 1998, before me personally came Gregory
F. Hughes, to me known, who, being by me duly sworn, did depose and say that he has an address at 610 Fifth Avenue, New York, NY; he is the Vice President and Assistant Treasurer of Wellsford Capital, a Maryland real estate investment trust; and is the person whose name is subscribed to the foregoing instrument and that he executed the same in such capacity for the purposes therein contained.

/s/  Frantz Michaud
--------------------
Notary Public